BBH TRUST

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BBH U.S Government Money Market Fund

Regular Shares (“BBMXX”)

Institutional Shares (“BBSXX”)

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SUPPLEMENT DATED FEBRUARY 18, 2021

TO THE PROSPECTUS, DATED FEBRUARY 28, 2020

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

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Conversion and Re-Designation of Regular Shares to Institutional Shares and Closure of Regular Share Class

The BBH Trust’s Board of Trustee’s has approved a one-time conversion of the BBH U.S. Government Money Market Fund’s (the “Fund”) Regular Share Class to the Fund’s Institutional Share Class to occur on February 26, 2021 (the “Effective Date”). On the Effective Date, the Fund’s Regular Share Class will be converted, re-designated and renamed “Institutional Share Class.” The Board has also approved a waiver of the Fund’s Institutional Share Class investment minimum for existing Regular Share Class shareholders as of the date of the supplement. Following the Effective Date, the rights, privileges or expenses of existing shareholders of Fund’s Regular Share Class will be the same as the rights, privileges or expenses of shareholders of the Institutional Share Class. Additionally, as of the close of business on the Effective Date, the Fund’s Regular Share Class shares will no longer be offered and all references to the Regular Share Class are removed from the Prospectus.

Closure of the BBH U.S. Government Money Market Fund Regular Share Class to Investments

Effective close of business on February 18, 2021, the Fund’s Regular Share Class is closed to investments; however, the Regular Share Class’s closure to investments does not restrict any shareholders from redeeming shares.

The Fund’s ability to enforce the closure of the Regular Share Class to purchases with respect to certain retirement plan accounts and accounts held by financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions and cooperation of those retirement plans and intermediaries.

•	Effective February 11, 2021, the table presented in the “Investment Minimum” section on pages 8 and 20 of the Prospectus is hereby, deleted in its entirety and replaced with the following:

Investment Minimums*

	Regular Class	Institutional Class
Initial Purchases	$1	$1
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* The Fund may change these investment minimums from time to time. Any Financial Intermediary may also establish and amend, from time to time, minimum initial purchase requirements for its customers.

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Effective March 25, 2020, the paragraph captioned Market Risk under the Principal Risks of the Fund section of the prospectus on pages 5 and 13 is hereby deleted in its entirety and replaced with the following paragraph:

Market Risk:

Market risks, including political, regulatory, economic and social developments, can result in market volatility and can affect the value of the fund’s investments. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.